UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 21, 2024
Date of Report
(Date of earliest event reported)

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

On June 21, 2024, the Board of Directors (the “Board”) of Coupang, Inc. (the “Company”) appointed Asha Sharma to serve as a director of the Board until her successor has been duly elected and qualified, or until her earlier death, resignation, or removal, and also appointed her to serve as a member of the Compensation Committee of the Board (the “Compensation Committee”). The Board has affirmatively determined that Ms. Sharma qualifies as an “independent director” under the applicable New York Stock Exchange listing standards.

In connection with her appointment, Ms. Sharma was granted a restricted stock unit (“RSU”) award covering 14,248 shares of the Company’s Class A Common Stock under the Company’s 2021 Equity Incentive Plan, entitled to vest in full on the earlier of the date of the next annual meeting of stockholders following the date of grant or June 13, 2025. Ms. Sharma is also eligible to participate in the Company's director compensation policy for non-employee directors, as follows: (1) an RSU award covering a number of shares of the Company’s Class A Common Stock having a value of $300,000, on the date of each annual meeting of stockholders following which she will continue as a non-employee director; and (2) an RSU award covering a number of shares of the Company’s Class A Common Stock having a value of $10,000 for service as a member of the Compensation Committee, on the date of each annual meeting of stockholders following which she will continue as a member of the Compensation Committee. Ms. Sharma will also enter into an indemnification agreement with the Company substantially in the form as its other directors have entered, which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024.

Item 7.01 Regulation FD Disclosure.

On June 25, 2024, the Company issued a press release announcing the appointment of Ms. Sharma to the Board. A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated June 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC.

By:	/s/ Harold Rogers
Name:	Harold Rogers
Title:	General Counsel and Chief Administrative Officer

Dated: June 25, 2024